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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                November 16, 2005

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                                 QORUS.COM, INC.
               (Exact name of registrant as specified in charter)

                                     Florida
         (State or other Jurisdiction of Incorporation or Organization)

         0-27551                                       65-0358792
(Commission File Number)                      (IRS Employer Identification No.)

                                 936A Beachland
                               Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01 Other Events

      On November 16, 2005, Qorus.com, Inc. (the "Company"), a Florida corporation, entered into a Letter of Intent to acquire EcoTechnology, Inc., a Delaware corporation ("EcoTech"). EcoTech is a wastewater biosolid treatment company with a proprietary, patented solution that converts waste into energy and reusable byproducts. Methods for drastically and economically reducing the volume of human waste before final disposal are becoming increasingly important because fuel costs are high, landfill sites are becoming harder to find and more expensive to use, composting is cost prohibitive and government regulators and the public are increasingly demanding more environmentally-friendly solutions. EcoTech provides a cost effective, environmentally sound solution that is superior to alternatives for the disposal of the by-product of human wastewater treatment (or sludge), including trucking, land filling, and composting. The EcoTech process uses a thermal dryer to reduce 10 tons of sludge to 3 tons of potential fuel that is then gasified, and the fuel produced from the gasification process is in turn used to power the system. When the process is completed, 1 ton of inert ash remains. The ash is reused in mulch, fertilizer, and building products. EcoTech's business model is based on securing long-term operating contracts with municipalities and other operators of wastewater treatment facilities. EcoTech believes it is the first and only company in the world to process human waste into a fuel under a municipal contract. Its prototype flagship waste-to-energy facility is operating under a sole-source agreement with the City of Philadelphia, PA.

      Under the transactions contemplated under the Letter of Intent, the Company will issue: (i) restricted shares of its convertible preferred stock, the designations, rights and preferences of which will be established by the Company's board of directors prior to Closing ("Series A Preferred Shares"), to the holders of EcoTech's outstanding equity securities ("EcoTech's Security Holders");; and (ii) the Company's convertible securities together with detachable warrants, the terms and conditions of which will be negotiated by EcoTech and the investors ("Investor Securities"), in connection with a private placement offering (the "Offering"), to the investors in the offering ("Investors").

      The closing of the proposed acquisition will be subject to EcoTech's ability to raise not less than $15 million in the Offering. The closing of the acquisition is also a condition of the closing of the Offering.

      The Series A Preferred Shares issued to EcoTech's Security Holders, the Investor Securities issued to Investors, and the options, warrants and other convertible securities assumed by the Company in connection with the acquisition will, in the aggregate, represent 95% of the issued and outstanding shares of common stock of the Company on a fully diluted and as-converted basis following the acquisition. In exchange for the Series A Preferred Shares issued to EcoTech's Security Holders , such holders will transfer to the Company or a newly-formed wholly-owned subsidiary 100% of the outstanding capital stock of EcoTech. As a result, EcoTech will become a wholly-owned subsidiary of the Company following the acquisition.

      At the close of the acquisition, it is contemplated that a new board of directors will be designated by EcoTech. The current stockholders of the Company are expected to own 5% of the issued and outstanding common stock after completion of the acquisition and offering on a fully diluted and as-converted basis.

      The completion of the acquisition is also subject to certain conditions to closing, including but not limited to, the negotiation and execution of a definitive acquisition agreement, the delivery of audited financial statements of EcoTech prepared in accordance with generally accepted accounting principles in the United States of America, the approval by each of the Company's board and EcoTech's board and stockholders.

      The acquisition agreement will provide that the Company take the following corporate actions ("Actions") promptly following the closing of the acquisition:
(a) change the Company's name to a name selected by EcoTech; and (b) an increase to the Company's authorized number of shares and a reverse stock split of the Company's common stock, on such terms as mutually agreed to by the parties, to permit the Company to issue the additional shares of its common stock upon the conversion of the Preferred Shares and Investor Securities and to allow the Company to have additional shares of authorized and unissued common stock for other corporate purposes. The Series A Preferred Shares will automatically convert without further action of the holder thereof into shares of the Company's common stock upon stockholder approval of the Actions.

      Subject to the satisfaction of the above conditions and other customary conditions, the acquisition is presently expected to close by December 31, 2005. However, there can be no assurances that the acquisition will be completed.

      The Company is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Qorus.com, Inc.
                                (Registrant)


Date: November 17, 2005         By:    /s/ Kevin R. Keating
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                                       Kevin R. Keating, President and Secretary